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                                                                   EXHIBIT 10.10

               SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT



          THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 1, 1996, by and among KMS Holding Corporation, a Delaware corporation (the "Company"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), and FS Equity Partners International, L.P., a Delaware limited partnership ("FS International," and collectively with FSEP III, "FS").

                                R E C I T A L S

          A. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to such terms in the Registration Agreement (as hereinafter defined).

          B. Pursuant to the terms of that certain Registration Rights Agreement, dated as of November 23, 1994, by and between the Company and FS, as amended pursuant to that certain First Amendment to Registration Rights Agreement dated as of October 18, 1995, by and between the Company and FS (collectively, the "Registration Agreement"), the Company granted to FS certain registration rights.

          C. In connection with that certain FS Stock Purchase Agreement, dated as of March 29, 1996, by and among FS, KHC and TKC, the Company and FS desire to amend the Registration Agreement as set forth herein.


                               A G R E E M E N T

          NOW THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and FS hereby agree as follows:

          1.   AMENDMENT TO REGISTRATION AGREEMENT.  Paragraph (a) of Section 3
               ------------------------------------
of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) After six months from the consummation of an Initial Public Offering (as defined in the Stockholders Agreement), then upon the written request of FS, the Company shall be obligated, on no more than one occasion, to effect the registration under the Act of the Restricted Securities, all in accordance with the following provisions of this Agreement; provided, however, that the obligation of the
                             --------  -------
          Company to

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          effect such registration shall not be deemed to have been satisfied until the Registration Statement with respect thereto has become effective under the Act and it has remained effective as long as required to allow FS to effect the disposition of the Restricted Securities registered (but in no event longer than nine months from the effective date of the Registration Statement) and only so long as no stop order suspending the effectiveness of the registration statement or the qualification or registration of any of the Restricted Securities for sale in any jurisdiction in which the Company shall be required pursuant to Section 4(i) to register or qualify such Restricted Securities shall not have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any similar state agency."


          2.   EFFECT OF AMENDMENT.
               -------------------

          Except as specifically amended pursuant to the terms of this Agreement, the terms and conditions of the Registration Agreement shall remain unmodified and in full force and effect.

          3.   GOVERNING LAW.
               -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          4.   COUNTERPARTS.
               ------------

          This Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

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                      [SIGNATURE PAGE TO SECOND AMENDMENT
                       TO REGISTRATION RIGHTS AGREEMENT]


                    "COMPANY"

                    KMS HOLDING CORPORATION


                    By:
                       ----------------------------------
                         Name:  Raymond E. Wirta
                         Title:  Chief Executive Officer

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                      [SIGNATURE PAGE TO SECOND AMENDMENT
                       TO REGISTRATION RIGHTS AGREEMENT]

                        "FS"

                        FS EQUITY PARTNERS III, L.P.


                        By:  FS Capital Partners L.P.
                        Its: General partner

                             By:  FS Holdings, Inc.
                             Its: General Partner


                                  By:
                                     ------------------------------
                                     William M. Wardlaw
                                     Vice President and Secretary




                        FS EQUITY PARTNERS INTERNATIONAL, L.P.

                        By:  FS&Co. International, L.P.
                        Its: General Partner

                             By:  FS International Holdings Limited
                             Its: General Partner


                                  By:
                                     ------------------------------
                                     William M. Wardlaw
                                     Vice President

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